                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                   STATE STREET RESEARCH INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        Shares of beneficial interest of State Street Research Institutional Core Fixed Income Fund, State Street Research Institutional Core Plus Fixed Income Fund, State Street Research Institutional Large Cap Growth Fund, State Street Research Institutional Concentrated International Equity Fund and State Street Research Institutional Large Cap Analyst Fund.
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

           [Letterhead of State Street Research & Management Company
                          One Financial Center
                           Boston, MA 02111]



                                 March 15, 2002


[Prefix][First][Last]
[Title]
[Company]
[Address1]
[Address2]
[Address3]
[City],[State][Zip]
[Country]

Dear [informal_salutation]:

     Enclosed you will find a proxy statement and an announcement relating to a special meeting of shareholders of State Street Research Institutional Funds (the "Funds"). As discussed in the proxy statement, the purpose of the meeting is to consider the election of a new Board of Trustees.

     The Funds' Trustees, who are appointed to safeguard shareholder interests, have reviewed this proposal and recommend that you approve it, after you carefully look over the enclosed materials.

     As a shareholder, your vote is important. We do hope that you will respond. To make it as convenient as possible for you to respond, we have included a prepaid, addressed FedEx return package. Kindly mark your proxy form, sign and date it and place it in the FedEx envelope and send it off to us.

     Should you have any questions or comments on the proxy, or require additional information, please give me a call. As always, we very much appreciate your support as an investor in the State Street Research Institutional Funds.


Sincerely,



[CSM]

Enclosures

cc:  [cc_desc_1]
     [cc_desc_2]
     [cc_desc_3]
     [cc_desc_4]
     [cc_desc_5]
     [cc_desc_6]
     [cc_desc_7]
     [cc_desc_8]

                    STATE STREET RESEARCH INSTITUTIONAL FUNDS

           State Street Research Institutional Core Fixed Income Fund
         State Street Research Institutional Core Plus Fixed Income Fund
            State Street Research Institutional Large Cap Growth Fund
   State Street Research Institutional Concentrated International Equity Fund
           State Street Research Institutional Large Cap Analyst Fund


--------------------------------------------------------------------------------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                          To Be Held On April 22, 2002

--------------------------------------------------------------------------------


     A Special Meeting of Shareholders (the "Meeting") of State Street Research Institutional Funds (the "Trust") will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 p.m. on Monday, April 22, 2002 for the following purposes:

     1. To elect Trustees of the Trust.

     2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

     The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

     The close of business on March 7, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

     IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN FRIDAY, APRIL 19, 2002. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to cut-off dates for receipt of such instructions established by such intermediaries to facilitate a timely response.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN A FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                        By Order of the Trustees


                                        Francis J. McNamara, III
                                        Secretary

March 15, 2002
Date of Notice

                    STATE STREET RESEARCH INSTITUTIONAL FUNDS

           State Street Research Institutional Core Fixed Income Fund
         State Street Research Institutional Core Plus Fixed Income Fund
            State Street Research Institutional Large Cap Growth Fund
   State Street Research Institutional Concentrated International Equity Fund
           State Street Research Institutional Large Cap Analyst Fund


--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

     This Proxy Statement is furnished to the shareholders of each of the State Street Research Institutional Core Fixed Income Fund, State Street Research Institutional Core Plus Fixed Income Fund, State Street Research Institutional Large Cap Growth Fund, State Street Research Institutional Concentrated International Equity Fund and State Street Research Institutional Large Cap Analyst Fund (each, a "Fund" and collectively the "Funds") in connection with the solicitation of proxies by and on behalf of the Board of Trustees of State Street Research Institutional Funds (the "Trust") to be used at a Special Meeting of Shareholders of the Trust (the "Meeting"), to be held at the Trust's offices, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 p.m., on Monday, April 22, 2002, and at any adjournments thereof.

     Shareholders of record of each Fund at the close of business on March 7, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders on or about March 15, 2002.

     Shareholders of all Funds will vote together as a single class on Proposal 1, the election of Trustees.

     Information regarding the total number of shares of the Funds issued and outstanding as of the Record Date is set forth in Appendix A. Each share is entitled to one vote with a proportionate vote for each fractional share.

     If the enclosed Proxy is properly executed and returned in time, the shares represented thereby will be voted at the Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

     For purposes of considering Proposal 1 regarding the election of Trustees of the Trust, 30% of the aggregate number of shares of the Trust entitled to vote constitutes a quorum for transacting business. The persons named as proxies may propose one or more adjournments of such Meeting of the Trust without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment with respect to Proposal 1 will require the affirmative vote of a majority of the aggregate number of shares of the Trust present at the Meeting in person or by proxy.

     A plurality of the aggregate number of shares of the Trust cast in person or by proxy at the Meeting is required for the election of each Trustee. The Trustees have fixed the number of Trustees of the Trust at eight. As a result, the eight individuals receiving the most votes will be elected as Trustees of the Trust.

     For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power) may, in the discretion of the Trust, be treated as shares present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes could assist the Trust in obtaining a quorum. Abstentions and broker non-votes will have no effect on the determination of plurality votes in connection with Proposal 1 regarding the election of Trustees.

     A shareholder may vote:

     -    By mail (including by overnight courier or regular mail)
     -    By facsimile at 617-988-7459, Attn: Margaret Potorski
     -    In person at the Meeting

     Any shareholder who has given a Proxy in written form has the right to revoke it at any time prior to its exercise by submitting a written notice of revocation or a later-dated Proxy, or by attending the Meeting and voting the shares in person. Questions regarding the proposal should be directed to State Street Research Institutional Funds at 1-800-531-0131.

     State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690, is the investment manager (the "Investment Manager") of the Funds. Employees of the Investment Manager or affiliates of the Investment Manager may also solicit Proxies by contacting shareholders by telephone or in person.

     Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed proxy form and proxy statement and all other costs incurred in connection with the solicitation of proxies, including reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of a Fund.

     UPON REQUEST BY A SHAREHOLDER OF A FUND TO STATE STREET RESEARCH INSTITUTIONAL FUNDS, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111 AT 1-800-531-0131, THE ANNUAL REPORT AND MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, FOR THE FUND WILL BE FURNISHED WITHOUT CHARGE TO THE REQUESTING SHAREHOLDER. THE DISTRIBUTOR (THE "DISTRIBUTOR") OF EACH FUND IS STATE STREET RESEARCH INVESTMENT SERVICES, INC., ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111.

     Information on the persons or entities who were the beneficial owners of 5% or more of shares of each Fund as of January 31, 2002, is set forth in Appendix B hereto.

         The Investment Manager and the Distributor are indirect, wholly-owned subsidiaries of Metropolitan Life Insurance Company ("Metropolitan"). Metropolitan and its affiliates have indicated that with respect to shares of a Fund for which they have voting authority, they intend to vote for and against the nominees in the same relative proportion as do the other shareholders of the Fund who cast votes at the meeting. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer agent and dividend disbursement agent. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                                   PROPOSAL 1:

                              ELECTION OF TRUSTEES


     The shareholders of the Trust are being asked to elect the persons named below to serve as Trustees of the Trust. All shares represented by valid proxies will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees named have agreed to serve as Trustees if elected. If for any reason any of the nominees should not be available for election as contemplated, the proxies hereby solicited may, unless otherwise limited, be voted to elect such substitute nominees, if any, as may be designated by the Board of Trustees of the Trust (the "Board"), subject to the applicable provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

     Two of the nominees -- Richard S. Davis and James M. Storey -- currently serve as Trustees. Mr. Storey was last elected by the Trust's shareholders in 1999, and Mr. Davis is being presented for shareholder election for the first time. Robert A. Lawrence, who also currently serves as Trustee, has chosen to retire and has therefore determined not to stand for re-election. Each other nominee currently serves as a "non-interested" or "independent" trustee of certain other mutual funds managed by the Investment Manager and its affiliates. It is the judgment of the current independent Trustees that the election of a Board composed of the current Trustees and the additional nominees is in the best interests of the Trust's shareholders. In addition to the nominees' extensive business, academic and government experience, each of the nominees has considerable experience in the oversight of investment companies and in working with the Investment Manager as a result of serving on the boards of trustees of other funds managed by the Investment Manager and its affiliates.

     The Board of Trustees' primary responsibility is to represent the interests of the Trust's shareholders and to provide oversight of the management of the Trust. If each nominee is elected, approximately 87% of the Trust's Board will be comprised of Trustees who are not "interested persons" of the Investment Manager or the Trust. This election will help assure continued compliance with 1940 Act provisions regarding the election of Trustees. Background information regarding each of the nominees and Trustees has been provided. Information regarding the beneficial ownership of shares of the Funds by the nominees and Trustees is set forth in Appendix B to this Proxy Statement.

              Nominees, Trustees and Officers Information

    Nominees Who Are "Interested
       Persons" of the Trust

NAME, ADDRESS, AGE         POSITION    TIME SERVED    PRINCIPAL                NO. OF     OTHER
                          WITH TRUST  AS TRUSTEE OF   OCCUPATION(S) DURING     PORTFOLIOS DIRECTORSHIPS HELD
                                        THE TRUST*    PAST FIVE YEARS          IN FUND    BY NOMINEE
                                                                               COMPLEX
                                                                               OVERSEEN
                                                                               BY
                                                                               NOMINEE
-------------------------------------------------------------------------------------------------------------
Richard S. Davis+          Trustee    Since           Chairman of the Board,      29             None
One Financial Center                  December 2000   President and Chief
Boston, MA  02111                                     Executive Officer,
Age: 56                                               State Street Research
                                                      & Management Company;
                                                      previously, Senior
                                                      Vice President, Fixed
                                                      Income Investments,
                                                      Metropolitan Life
                                                      Insurance Company and
                                                      Managing Director, JP
                                                      Morgan Investment
                                                      Management

     + Mr. Davis is an "interested person" of the Trust under the 1940 Act by reason of his affiliation with the Investment Manager as noted.

        Nominees Who Are Not
        "Interested Persons"
            of the Trust

NAME, AGE, ADDRESS        POSITION     TIME SERVED    PRINCIPAL                NO. OF     OTHER
                          WITH TRUST  AS TRUSTEE OF   OCCUPATION(S) DURING     PORTFOLIOS DIRECTORSHIPS HELD
                                        THE TRUST*    PAST FIVE YEARS          IN FUND    BY NOMINEE
                                                                               COMPLEX
                                                                               OVERSEEN
                                                                               BY
                                                                               NOMINEE
-------------------------------------------------------------------------------------------------------------
Bruce R. Bond+             Nominee         N/A        Retired; formerly           24      Ceridian
One Financial Center                                  Chairman of the Board,              Corporation
Boston, MA  02111                                     Chief Executive
Age: 55                                               Officer and President,
                                                      PictureTel Corporation
                                                      (video conferencing
                                                      systems)

Steve A. Garban+           Nominee         N/A        Retired; formerly           47      Metropolitan
One Financial Center                                  Senior Vice President               Series Fund, Inc.
Boston, MA  02111                                     for Finance and                     (23 portfolios)
Age: 64                                               Operations and
                                                      Treasurer, The
                                                      Pennsylvania State
                                                      University

Dean O. Morton+            Nominee         N/A        Retired; formerly           47      The Clorox
One Financial Center                                  Executive Vice                      Company;
Boston, MA  02111                                     President, Chief                    KLA-Tencor
Age: 69                                               Operating Officer and               Corporation; BEA
                                                      Director,                           Systems, Inc.;
                                                      Hewlett-Packard                     Cepheid; Pharsight
                                                      Company (computer                   Corporation; and
                                                      manufacturer)                       Metropolitan
                                                                                          Series Fund, Inc.
                                                                                          (23 portfolios)


                                       4

Susan M. Phillips+         Nominee         N/A        Dean, School of             24             None
One Financial Center                                  Business and Public
Boston, MA  02111                                     Management, George
Age: 57                                               Washington University;
                                                      formerly a member of
                                                      the Board of Governors
                                                      of the Federal Reserve
                                                      System and Chairman
                                                      and Commissioner of
                                                      the Commodity Futures
                                                      Trading Commission

Toby Rosenblatt+           Nominee         N/A        President, Founder          47      A.P. Pharma, Inc.;
One Financial Center                                  Investments Ltd.                    and Metropolitan
Boston, MA  02111                                     (investments);                      Series Fund, Inc.
Age: 63                                               formerly, President,                (23 portfolios)
                                                      The Glen Ellen Company
                                                      (private investment
                                                      firm)

Michael S. Scott Morton+   Nominee         N/A        Jay W. Forrester            47      Metropolitan
One Financial Center                                  Professor of                        Series Fund, Inc.
Boston, MA  02111                                     Management,  Sloan                  (23 portfolios)
Age: 64                                               School of Management,
                                                      Massachusetts
                                                      Institute of Technology

James M. Storey+           Trustee        Since       Attorney; formerly,         29      SEI Investments
One Financial Center                     June 1999    Partner, Dechert (law               Funds (104
Boston, MA  02111                                     firm)                               portfolios); The
Age: 70                                                                                   Massachusetts
                                                                                          Health & Education
                                                                                          Tax-Exempt Trust

     * A candidate elected as a Trustee will serve as such until any successor is elected and qualified. A Trustee serves until he or she retires, resigns or is removed as provided in the Agreement and Declaration of Trust of the Trust (the "Declaration"). The Trust is not required to hold regularly scheduled annual meetings for the election of Trustees. (See "No Annual Meetings of Shareholders" below.)

     + Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, MetLife, Inc.:
          State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, and Metropolitan Series Fund, Inc.

     The following persons are principal officers, but not Trustees, of the
Trust:

NAME, ADDRESS, AGE          POSITION     TIME SERVED    PRINCIPAL OCCUPATION(S) DURING       NO. OF
                           WITH TRUST*  AS OFFICER OF   PAST FIVE YEARS                      PORTFOLIOS
                                          THE TRUST                                          IN FUND
                                                                                             COMPLEX
                                                                                             OVERSEEN
                                                                                             BY OFFICER
--------------------------------------------------------------------------------------------------------
Christopher C. Abbott         Vice      Since           Executive Vice President, State          5
One Financial Center        President   December 2001   Street Research & Management
Boston, MA  02111                                       Company;  formerly, Senior
Age: 45                                                 Managing Director, Pioneer
                                                        Investments, and Northeast Team
                                                        Leader, Institutional Management
                                                        Group, Putnam Investments

Maureen G. Depp+              Vice      Since           Senior Vice President, State             9
One Financial Center        President   December 2001   Street Research & Management
Boston, MA  02111                                       Company; formerly, Vice President,
Age: 47                                                 State Street Research & Management
                                                        Company, and analyst, Wellington
                                                        Management

Donald G. DeVeuve+            Vice      Since           Vice President, State Street             11
One Financial Center        President   June 2001       Research & Management Company
Boston, MA  02111
Age: 45

Bruce A. Ebel+                Vice      Since           Senior Vice President, State             10
One Financial Center        President   June 1999       Street Research & Management
Boston, MA  02111                                       Company; formerly, Vice President
Age: 45                                                 and portfolio manager, Loomis,
                                                        Sayles & Company, L.P.

Rosalina Feliciano+           Vice      Since           Vice President, State Street             11
One Financial Center        President   June 2001       Research & Management Company
Boston, MA  02111
Age: 38

Evan S. Grace                 Vice      Since           Vice President, State Street             5
One Financial Center        President   December 2001   Research & Management Company
Boston, MA  02111
Age: 32

Clifford Krauss               Vice      Since           Senior Vice President, State             5
One Financial Center        President   December 2001   Street Research & Management
Boston, MA  02111                                       Company; formerly, Director, U.S.
Age: 47                                                 Equity Research and Managing
                                                        Director, Trust Company of the
                                                        West; and Manager of U.S. Equity
                                                        Research and portfolio manager,
                                                        Eaton Vance Management

Knut I. Langholm               Vice      Since           Vice President, State Street             5
One Financial Center        President   June 2001       Research & Management Company
Boston, MA  02111
Age: 42

John S. Lombardo+             Vice      Since           Executive Vice President and Chief       29
One Financial Center        President   September 2001  Financial Officer, State Street
Boston, MA  02111                                       Research & Management Company;
Age: 47                                                 formerly, Senior Vice President,
                                                        Product and Financial Management,
                                                        MetLife Auto & Home


                                       6

Mark A. Marinella+            Vice      Since           Executive Vice President, State          18
One Financial Center        President   June 1999       Street Research & Management
Boston, MA 02111                                        Company; formerly, Senior Vice
Age: 43                                                 President, State Street Research &
                                                        Management Company, and
                                                        principal and senior
                                                        portfolio manager, STW
                                                        Fixed Income Management,
                                                        Ltd.

Eleanor H. Marsh+             Vice      Since           Vice President, State Street             12
One Financial Center        President   December 2001   Research & Management Company;
Boston, MA  02111                                       formerly, analyst and portfolio
Age: 42                                                 manager, Evergreen Investment
                                                        Management Company

Jeffrey A. Rawlins            Vice      Since           Senior Vice President, State             5
One Financial Center        President   June 1999       Street Research & Management
Boston, MA  02111                                       Company
Age: 39

Dan R. Strelow                Vice      Since           Executive Vice President, State          5
One Financial Center        President   December 2001   Street Research & Management
Boston, MA  02111                                       Company; formerly, Senior Vice
Age: 42                                                 President, State Street Research &
                                                        Management Company

Benjamin W. Thorndike         Vice      Since           Senior Vice President, State             5
One Financial Center        President   December 2001   Street Research & Management
Boston, MA  02111                                       Company; formerly, Managing
Age: 45                                                 Director, Scudder Kemper
                                                        Investments

James M. Weiss+               Vice      Since           Executive Vice President and             27
One Financial Center        President   March 1999      Director, State Street Research &
Boston, MA  02111                                       Management Company; formerly,
Age: 55                                                 Senior Vice President, State
                                                        Street Research & Management
                                                        Company

Elizabeth M. Westvold+        Vice      Since           Senior Vice President, State             9
One Financial Center        President   March 1999      Street Research & Management
Boston, MA  02111                                       Company
Age: 40

Kennard P. Woodworth,         Vice      Since           Senior Vice President, State             17
Jr.+                        President   March 1999      Street Research & Management
One Financial Center                                    Company
Boston, MA  02111
Age: 61

Douglas A. Romich+          Treasurer   Since           Senior Vice President and                29
One Financial Center                    June 2001       Treasurer, State Street Research &
Boston, MA  02111                                       Management Company; formerly, Vice
Age: 45                                                 President and Assistant Treasurer,
                                                        State Street Research & Management
                                                        Company

Francis J. McNamara, III+   Secretary   Since           Executive Vice President, General        29
One Financial Center                    March 1999      Counsel and Secretary, State
Boston, MA  02111                                       Street Research & Management
Age: 46                                                 Company; formerly, Senior Vice
                                                        President, State Street Research &
                                                        Management Company

     These officers are deemed to be "interested persons" of the Trust under the 1940 Act inasmuch as they are affiliated with the Investment Manager as noted.

+ Serves as an officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, MetLife, Inc.: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust and State Street Research Securities Trust.

BOARD MEETINGS AND COMMITTEES

     During the most recently completed fiscal year of the Trust, the Board of Trustees held four meetings.

     The Audit Committee of the Board of Trustees held one meeting during the most recently completed fiscal year. The present members of the Audit Committee are Messrs. Storey and Lawrence. The Board of Trustees has adopted a written charter for the Audit Committee, which is attached as Appendix C to this Proxy Statement. The duties of this Committee include meeting with representatives of the Trust's independent public accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

REMUNERATION OF PRINCIPAL OFFICERS AND TRUSTEES

     The Trust's principal officers and Mr. Davis, an "interested" Trustee of the Trust, receive no direct compensation from the Trust, although they are compensated as employees of the Investment Manager or its affiliates, and as a result may be deemed to participate in fees paid by the Trust.

     Information on the compensation of the current "non-interested" Trustees for the fiscal year ended December 31, 2001, is set forth below. The Trust does not provide any pension or retirement benefits for the "non-interested" Trustees.

      NAME OF PERSON,               AGGREGATE             TOTAL COMPENSATION
         POSITION                 COMPENSATION           FROM TRUST AND FUND
                                   FROM TRUST          COMPLEX PAID TO TRUSTEES
    ---------------------------------------------------------------------------
    Robert A. Lawrence                $7,500                    $7,500
      James M. Storey                 $7,500                    $7,500

REQUIRED VOTE

     A plurality of the aggregate number of shares of the Trust cast in person or by proxy at the Meeting, provided a quorum is represented, is required for the election of a Trustee.

BOARD RECOMMENDATION

     THE TRUST'S BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

                             ADDITIONAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trustees of the Trust do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

NO ANNUAL MEETING OF SHAREHOLDERS

     There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees in their discretion. In accordance with the 1940 Act, or under the Declaration of the Trust, any Trustee may be removed (i) by a majority vote of the Trustees in office immediately prior to such removal; or (ii) by a vote of shareholders holding not less than two thirds of the shares of the Trust then outstanding, cast in person or by proxy at a meeting called for the purpose. Shareholders holding 10% or more of the shares of the Trust then outstanding can require that the Trustees call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding Trust shares, inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or inform them of the cost involved if the Trust forwards material to shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made. Timely submission of a proposal does not guarantee inclusion in a proxy statement.

INFORMATION REGARDING THE TRUST'S INDEPENDENT ACCOUNTANTS

     The Board of Trustees of the Trust, including all of the non-interested Trustees, has selected PricewaterhouseCoopers LLP ("PwC") to act as the Trust's independent accountants for the fiscal year ending January 31, 2003. PwC has served as the Trust's independent accountants since the Trust's inception in 1999. Representatives of PwC will not be present at the Meeting.

     The table below shows the fees paid to PwC on behalf of each Fund during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the aggregate amounts paid for professional services rendered for the audit of each Fund's annual financial statements for its most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include aggregate fees billed for services rendered, if any, during the most recent calendar year to each Fund, the Investment Manager and all entities controlling, controlled by, or under common control with the Investment Manager that provide services to the Trust.

     The Trust's Audit Committee periodically considers whether PwC's receipt of non-audit fees from the Funds, the Investment Manager and all entities controlling, controlled by, or under common control with the Investment Manager that provide services to the Funds is compatible with maintaining PwC's independence.

                                                                         FINANCIAL
                                                                        INFORMATION
                                                                      SYSTEMS DESIGN
                                                                            AND
                                                                      IMPLEMENTATION
                     FUND                            AUDIT FEES            FEES           ALL OTHER FEES
--------------------------------------------------------------------------------------------------------
Core Fixed Income Fund                                  $ 13,800             $   0            $   6,600
Core Plus Fixed Income Fund                             $ 13,800             $   0            $   7,300
Large Cap Growth Fund                                   $ 11,200             $   0            $   3,300
Concentrated International Equity Fund                  $      0             $   0            $       0
Large Cap Analyst Fund                                  $      0             $   0            $       0
--------------------------------------------------------------------------------------------------------
TOTALS:                                                 $ 38,800             $   0            $  17,200

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

March 15, 2002

                                   APPENDIX A

     As of March 7, 2002, the total number of shares issued and outstanding of each Fund's single class of shares was as follows:

         FUND                                                                   NUMBER OF SHARES
         ----                                                                   ----------------
State Street Research Institutional Core Fixed Income Fund                          6,540,773
State Street Research Institutional Core Plus Fixed Income Fund                     7,878,008
State Street Research Institutional Large Cap Growth Fund                             901,918
State Street Research Institutional Concentrated International Equity Fund                  0
State Street Research Institutional Large Cap Analyst Fund                            500,013

                                   APPENDIX B

     As of January 31, 2002, the Trustees, nominees and principal officers of the Trust did not own any shares of the Funds (or any funds in the same "family of investment companies" as the Trust), which are offered primarily to institutional investors. The Trust does not consider the retail-oriented mutual funds managed by the Investment Manager to be part of the same "family of investment companies" for this purpose.

     Listed below are the persons or entities who were the record and/or beneficial owners of 5% or more of each Fund as of the same date.

CORE FIXED INCOME FUND

HOLDER                                                         % OF FUND
------                                                         ---------
Citibank, N.A., Ttee                                                8.7
   Warnaco Inc. Master Trust
Metropolitan Life                                                  15.5
Essex County Retirement Board                                      43.9
Fidelity Management Trust Company                                  30.0
  c/f Toyota Motor Sales USA Inc.


CORE PLUS FIXED INCOME FUND
HOLDER                                                         % OF FUND
------                                                         ---------
Metropolitan Life                                                  16.0
True North Communications, Inc.                                    26.0
Westfield Contributory Retirement System                           25.0
Winter Park Health Foundation, Inc.                                33.0


LARGE CAP GROWTH FUND
HOLDER                                                         % OF FUND
------                                                         ---------
Metropolitan Life                                                  72.7
Boston College High School                                         27.3


LARGE CAP ANALYST FUND
HOLDER                                                         % OF FUND
------                                                         ---------
Metropolitan Life                                                 100.0



CONCENTRATED INTERNATIONAL EQUITY FUND
HOLDER                                                         % OF FUND
------                                                         ---------
None                                                                N/A

The full name and address of the above persons or institutions are as follows:

Citibank NA, Ttee(1)
Warnaco Inc. Master Trust
111 Wall Street
New York, NY 10005-3509

Metropolitan Life Insurance Company(2)
4100 Boyscout Blvd.
Tampa, FL  33607

Essex County Retirement Board(1)
491 Maple Street, Suite 202
Danvers, MA  01923-4025

Fidelity Management Trust Company(1)
c/f Toyota Motor Sales USA Inc.
Savings Plan Trust
82 Devonshire Street
Boston, MA 02109-3605

True North Communications, Inc.(1)
13801 FNB Parkway
Omaha, NE  68154-5230

Westfield Contributory Retirement System(1)
P.O. Box 106
Westfield, MA 01086-0106

Winter Park Health Foundation, Inc.(1)
1870 Aloma Avenue Suite 200
Winter Park, FL 32789-4000

Boston College High School
c/o State Street Research & Management Company
One Financial Center, 30th Floor
Boston, MA 02111-2621


     The beneficial owner of 25% or more of a fund's outstanding voting securities is presumed to control such fund for purposes of the 1940 Act, absent a determination to the contrary by the Securities and Exchange Commission. A person who controls a particular Fund or a class of shares of a Fund could have effective control over the outcome of matters submitted to a vote of shareholders of that Fund or class.

-------------------
     (1) The Fund believes that each named record holder does not have beneficial ownership of such shares.

     (2) Metropolitan Life Insurance Company, a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates of such shares.

                                   APPENDIX C

                    STATE STREET RESEARCH INSTITUTIONAL FUNDS
                             AUDIT COMMITTEE CHARTER


1.   The Audit Committee shall be composed entirely of Independent Trustees.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Funds' independent auditors and the full Board of Trustees.

     The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;

     (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the opinion the auditors render to the Board and shareholders;

     (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

     (d) to review the fees charged by the auditors for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in Fund operations; and

     (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and not less than once annually, and is empowered to hold special meetings as circumstances require.

5. The Committee shall meet with the Treasurer of the Funds at such times as it deems appropriate in connection with the fulfillment of its responsibilities.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

                Vote this proxy card TODAY! Your prompt response
            will save your fund the expense of additional mailings.

                Special Meeting of Shareholders -- April 22, 2002

*** CONTROL NUMBER:                    ***

                   Please detach at perforation before mailing

--------------------------------------------------------------------------------

                    STATE STREET RESEARCH INSTITUTIONAL FUNDS

             State Street Research Institutional ____________ Fund

The undersigned hereby appoints Francis J. McNamara, III, Terrence J. Cullen and Susan E. Breen, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Fund, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 4:00 p.m. on April 22, 2002, or at any adjournments thereof, on the items described on the other side of this form, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated March 15, 2002, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                                 IT IS IMPORTANT
                     THAT THIS PROXY BE SIGNED AND RETURNED
                            IN THE ENCLOSED ENVELOPE.

DATE: _____________, 2002

NOTE: Please date and sign exactly as name or names appear hereon and return in the enclosed envelope, which requires no postage. When signing as attorney, executor, trustee, guardian or officer of a corporation, please give title as such.

                      ----------------------------------------------------------

                      ----------------------------------------------------------
                         Signature(s) if held jointly (Title(s), if required)

                      CONTINUED ON REVERSE SIDE

--------------------------------------------------------------------------------
        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------

     Please vote by filling in the box below. If a choice is specified for the proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH NOMINEE. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees unanimously recommends a vote FOR each Nominee.

1.  Election of Trustees.                FOR                              WITHHOLD
                                all nominees listed (except           authority to vote
                                as noted in space provided)        for all nominees listed
                                         [ ]                                  [ ]

NOMINEES
--------
Richard S. Davis
Bruce R. Bond
Steve A. Garban
Dean O. Morton
Susan M. Phillips
Toby Rosenblatt
Michael S. Scott Morton
James M. Storey


To withhold authority to vote for any individual nominee, write that nominee's name in the following space.

        -----------------------------------------------------------------

                I PLAN TO ATTEND THE MEETING:        YES       NO
                                                     [ ]       [ ]

                           PLEASE SIGN ON REVERSE SIDE